UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

F&G Annuities & Life, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! F&G ANNUITIES & LIFE, INC. 801 GRAND AVENUE, SUITE 2600 DES MOINES, IOWA 50309 F&G ANNUITIES & LIFE, INC. You invested in F&G ANNUITIES & LIFE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 12, 2023. Vote Virtually at the Meeting* July 12, 2023 11:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/FG2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V18712-P95471 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by July 11, 2023 10:59 PM CT.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V18713-P95471 01) John D. Rood 02) Michael J. Nolan 03) Douglas Martinez 2. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. 3. Selection, on a non-binding advisory basis, of the frequency (annual or “1 Year,” biennial or “2 Years,” triennial or “3 Years”) with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. For For For All 1 Year 1. Election of three Class I directors to serve until the 2026 annual meeting of shareholders. Nominees: